UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________________________

 FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2014

RED MOUNTAIN RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Texas	000-54444	27-1739487
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

2515 McKinney Avenue, Suite 900
Dallas, Texas	75201
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code): (214) 871-0400 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

10.0% Series A Cumulative Redeemable Preferred Stock Offering

On August 12, 2014, Red Mountain Resources, Inc. (the “Company”) issued a press release announcing that the Company plans to offer shares of its 10.0% Series A Cumulative Redeemable Preferred Stock in an underwritten public offering. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Operational Update

On August 12, 2014, the Company issued a press release announcing an operational update. A copy of the press release is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Red Mountain Resources, Inc. Press Release, dated August 12, 2014.
99.2	Red Mountain Resources, Inc. Press Release, dated August 12, 2014.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	August 12, 2014

RED MOUNTAIN RESOURCES, INC.

		By:	/s/ Alan W. Barksdale
Alan W. Barksdale
Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Red Mountain Resources, Inc. Press Release, dated August 12, 2014.
99.2	Red Mountain Resources, Inc. Press Release, dated August 12, 2014.

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